AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT

     This Amendment No. 1 to Revolving Credit Agreement dated as of June 15, 2006 (this “Agreement”) is entered into among ICON Health & Fitness, Inc., a Delaware corporation (the “Borrower”), the other Credit Parties signatory hereto, the lenders party hereto (the “Lenders”) and Bank of America, N.A., as agent for the Lenders (the “Administrative Agent”). Capitalized terms used herein but not defined herein shall have the meanings provided in the Credit Agreement (as defined below).

W I T N E S S E T H:

     WHEREAS, the Credit Parties, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement dated as of October 31, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

     WHEREAS, the Credit Parties have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1.   Amendments. As of the Effective Date, the Credit Agreement is hereby amended as follows:

          1.1 The definition of “Consolidated EBITDA” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (a) contained therein and substituting in lieu thereof the following:

“(a)consolidated net income (including losses (but excluding gains) from discontinued operations)”

          1.2 The definition of “Consolidated EBITDA” contained in Section 1.1 of the Credit Agreement is hereby further amended by relettering clause c(vi) therein as (c)(viii) and by adding a new clause (c)(vi) and a new clause (c)(vii) thereto, immediately following clause (c)(v), as follows:

“(vi) with respect to the Fiscal Quarter ended May 31, 2006, actual restructuring charges incurred by the Credit Parties in connection with the closure of the NordicTrack retail store operations during such period in an amount not to exceed $12,500,000,

(vii) with respect to the Fiscal Quarters ending September 3, 2005, December 3, 2005, March 4, 2006, May 31, 2006 and September 2, 2006, actual operating losses incurred by the Credit Parties in connection with the discontinued NordicTrack retail store operations not to exceed (A) $2,500,000 for the Fiscal Quarter ending September 3, 2005, (B) $1,700,000 for the Fiscal Quarter ending December 3, 2005, (C) $0 for the Fiscal Quarter ending March 4, 2006, (D) $1,800,000 for the Fiscal Quarter ending May 31, 2006 and (E) $800,000 for the Fiscal Quarter ending September 2, 2006,”

          1.3 Section 8.2(h) of the Credit Agreement is hereby amended by deleting clause (ii) of such Section in its entirety and substituting therefor the following:

“(ii) made after the Closing Date in an aggregate amount not to exceed (x) $8,000,000 during the period commencing on June 15, 2006 and ending on May 31, 2007, and (y) $5,000,000 at all other times (in each case, excluding accrued interest and fees on such advances); provided that, such Indebtedness is evidenced by intercompany notes in form and substance reasonably satisfactory to the Administrative Agent and such notes are pledged to the Administrative Agent under the Collateral Assignment of Intercompany Notes as security for the Obligations.”

     SECTION 2.   Condition Precedent; Effective Date. The effective date of this Agreement shall be June 15, 2006 (the “Effective Date”); provided that it shall be a condition to the effectiveness of this Agreement that the Administrative Agent shall have received (which receipt may be by facsimile transmission) on or before the Effective Date: (a) counterparts of this Agreement, executed by the Credit Parties and the Required Lenders; (b) a duly executed copy of an amendment to the Back Bay Loan Agreement containing terms substantially identical to the terms of this Agreement; (c) intercompany notes evidencing the Indebtedness of the Borrower’s European Subsidiaries to the Borrower, together with appropriate endorsements and (d) a duly executed copy of an amendment to the Collateral Assignment of Intercompany Notes, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

     SECTION 3.   Borrower Representations and Warranties. Each Credit Party hereby represents and warrants that (a) this Agreement constitutes its legal, valid and binding obligation, enforceable against such Credit Party in accordance with the terms hereof, (b) after giving effect to this Agreement, (i) the representations and warranties contained in the Credit Agreement are correct in all material respects as though made on and as of the date of this Agreement, and (ii) no Default or Event of Default has occurred and is continuing.

     SECTION 4.   Reference to and Effect on the Credit Agreement.

        4.1 Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified hereby.

        4.2 Except as specifically set forth in Section 1 hereof, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

        4.3 The execution, delivery and effectiveness of this Agreement shall not operate or be construed as a waiver or forbearance with respect to any Defaults or Events of Default under the Credit Agreement which may now or hereafter exist, or the waiver of any right, power or remedy which the Administrative Agent and the Lenders may have with respect thereto under the Credit Agreement or applicable law. The Lenders hereby reserve any and all rights which may now or hereafter exist in favor of the Lenders under the Credit Agreement.

     SECTION 5.   Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 6.   Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the Commonwealth of Massachusetts.

     SECTION 7.   Section Titles. The section titles contained in this Agreement are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

(Signature pages follow)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Revolving Credit Agreement to be duly executed and delivered as of the date first above written.

ICON HEALTH & FITNESS, INC.

By: /s/ S. Fred Beck

Name: S. Fred Beck
Title: Chief Financial Officer

HF HOLDINGS, INC.

By: /s/ S. Fred Beck

Name: S. Fred Beck
Title: Chief Financial Officer

ICON INTERNATIONAL HOLDINGS, INC.

By: /s/ Brad H. Bearnson

Name: Brad H. Bearnson
Title: Secretary

UNIVERSAL TECHNICAL SERVICES

By: /s/ Brad H. Bearnson

Name: Brad H. Bearnson
Title: Secretary

FREE MOTION FITNESS, INC.

By: /s/ Brad H. Bearnson

Name: Brad H. Bearnson
Title: Secretary

ICON IP, INC.

By: /s/ S. Fred Beck

Name: S. Fred Beck
Title: Chief Financial Officer

NORDICKTRACK, INC.

By: /s/ Brad H. Bearnson

Name: Brad H. Bearnson
Title: Secretary

510152 N.B. LTD.

By: /s/ Brad H. Bearnson

Name: Brad H. Bearnson
Title: Vice President and Secretary

ICON DU CANADA INC./ICON OF CANADA INC.

By: /s/ Brad H. Bearnson

Name: Brad H. Bearnson
Title: Secretary

BANK OF AMERICA, N.A. individually and as Administrative Agent, Issuing Lender and Cash Management Bank

By: /s/ Christopher Godfrey

Name: Christopher Godfrey
Title: Senior Vice President

GMAC COMMERCIAL FINANCE, LLC

By: /s/ Robert F. McIntyre

Name: Robert F. McIntyre
Title: Director

THE CIT GROUP/BUSINESS CREDIT, INC.

By: /s/ Jang S. Kim

Name: Jang S. Kim
Title: Vice President

WELLS FARGO FOOTHILL, LLC

By: /s/ Yelena Kravduck

Name: Yelena Kravduck
Title: AVP

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By: /s/ Thomas Bukowski

Name: Thomas Bukowski
Title: Director

LASALLE BUSINESS CREDIT, LLC

By: /s/ Steven Chalmers

Name: Steven Chalmers
Title: Vice President

SIEMENS FINANCIAL SERVICES, INC.

By:

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